SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2010

Date of Report
(Date of Earliest Event Reported)

Spartan Business Services Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-156796	26-3751595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10th Floor,
3 Hardman Street, Manchester
 United Kingdom M3 3HF

(Address of principal executive offices)

011-44-161-932-1446

(Registrant's telephone number, including area code)

2200 Timber Rose Drive,
Las Vegas, Nevada 89134
(Former name and former address, if changed since last report)

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Change of Corporate Address and phone number

Effective October 12, 2010, Spartan Business Services Corporation has changed the location of its principal executive corporate office. The new address is

Spartan Business Services Corporation
10th Floor,
3 Hardman Street, Manchester
United Kingdom M3 3HF

T: 011-44-161-932-1446
F: 011-44-161-932-1401

Item 8.01 Other Events.

On August 31, 2010, the company’s majority shareholder agreed to cancel 5 million of his restricted common shares so he will continue to be the majority (55.6%) shareholder and holder of 5,000,000 common shares.  As a result of the cancellation, the Company as of October 14, 2010 has 9,000,000 shares of common stock issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spartan Business Services Corporation

Date: October 14, 2010	By:	/s/ Neil Jason Pestell
Neil Jason Pestell, President